1

EXHIBIT

31.1
I, Aurelio Alemán, certify that:

1.

I have reviewed this Form 10-Q of First BanCorp.;

2.

Based on

my knowledge,

this report

does not

contain any

untrue statement

of a

material fact

or omit

to state

a material

fact
necessary to make the statements made, in light of the

circumstances under which such statements were made, not

misleading
with respect to the period covered by this report;
3.

Based on my

knowledge, the financial

statements, and other

financial information included

in this report,

fairly present in all
material

respects

the

financial

condition,

results

of

operations

and

cash

flows

of

the

registrant

as

of,

and

for,

the

periods
presented in this report;

4.

The

registrant’s

other

certifying

officer

and

I

are

responsible

for

establishing

and

maintaining

disclosure

controls

and
procedures

(as

defined

in

Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial

reporting

(as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
(a)

Designed such disclosure

controls and procedures,

or caused such disclosure

controls and procedures

to be designed
under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its

consolidated
subsidiaries, is

made known

to us by

others within

those entities, particularly

during the

period in

which this

report
is being prepared;

(b)

Designed such internal control over

financial reporting, or caused such

internal control over financial reporting to

be
designed under our supervision, to

provide reasonable assurance regarding

the reliability of financial

reporting and the
preparation of financial statements

for external purposes in accordance

with generally accepted accounting

principles;
(c)

Evaluated

the

effectiveness

of

the

registrant’s

disclosure

controls

and

procedures,

and

presented

in

this report

our
conclusions about the

effectiveness of the

disclosure controls and

procedures, as of the

end of the period

covered by
this report based on such evaluation; and
(d)

Disclosed in

this report

any change

in the

registrant’s

internal control

over financial

reporting that

occurred during
the registrant’s

most recent

fiscal quarter

(the registrant’s

fourth

fiscal quarter

in the

case of

an annual

report) that
has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

the

registrant’s

internal

control

over

financial
reporting; and

5.

The

registrant’s

other

certifying

officer

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal

control

over
financial

reporting,

to

the

registrant’s

auditors

and

the

audit

committee

of

the

registrant’s

board

of

directors

(or

persons
performing the equivalent functions):

(a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial
reporting

which

are reasonably

likely to

adversely affect

the registrant

’s

ability to

record, process,

summarize

and
report financial information; and

(b)

Any fraud, whether

or not material, that

involves management or other

employees who have a

significant role in the
registrant’s internal control

over financial reporting.
Date: November 7, 2025 By: /s/ Aurelio Alemán
Aurelio Alemán
President and Chief Executive Officer